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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000


                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
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                      (Issuer with respect to Certificates)
           (Exact name of the registrant as specified in its charter)

         New York                                33-99544                            13-4994650
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction             (Commission File Number)                  (IRS Employer
    of incorporation)                                                           Identification No.)


            270 Park Avenue, New York, New York          10017
          ----------------------------------------    ----------
          (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:

         Chase Manhattan Grantor Trust 1996-A is the issuer of a single class of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of February 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On October 16, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.



Item 7(c).        Exhibits

                  Exhibits        Description
                  ----------      -----------

                  20.1 Monthly Statement to Certificateholders with respect to the October 16, 2000 distribution.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 17, 2000

                                         THE CHASE MANHATTAN BANK,
                                         as Servicer


                                         By: /s/ Jeffrey D. Hammer
                                         -------------------------
                                         Name:  Jeffrey D. Hammer
                                         Title: Vice President





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                                         INDEX TO EXHIBITS
                                         -----------------

Exhibit No.                              Description
---------------                          -----------
20.1                                     Statement to Certificateholders
                                         dated October 16, 2000 delivered
                                         pursuant to Section 5.7 of the
                                         Pooling and Servicing Agreement
                                         dated as of February 1, 1996.